UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 18, 2014

ROADSHIPS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141907	20-5034780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

134 Vintage Park Blvd., Suite A-183, Houston TX	77070
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 18, 2014, the Registrant’s wholly-owned subsidiary, Roadships Acquisitions Australia Pty Ltd. (the “Subsidiary”), entered into a written agreement with Luke Kestle, as trustee for Luke Kestle Family Trust (the “Vendor”), to acquire from the Vendor a self-contained software program by the name of PEOBI that is designed for download to mobile devices and is intended to expedite the paperless exchange of business contacts (the “Asset Acquisition”).

Under the terms of the Asset Acquisition, the Vendor agrees to accept 120,000,000 shares of the common stock of the Registrant at a deemed price of $0.0002 per share as the only consideration payable for PEOBI (the “Shares”). On September 29, 2014, the Shares were transferred to Vendor on behalf of the Registrant by Tamara Nugent, as trustee for Twenty Second Trust, an affiliate of the Registrant.

On September 29, 2014, the Registrant issued Twenty Second Trust an unsecured promissory note for $24,000 in consideration of the transfer of the Shares (the “Note”). The Note is payable on demand and does not accrue interest.

Tamara Nugent is the wife of Micheal Nugent, President, CEO, CFO and a director of the Registrant. Micheal Nugent was the trustee of Twenty Second Trust until January 15, 2014. Except as otherwise provided in this paragraph, there was no material relationship between the Vendor, Tamara Nugent, Twenty Second Trust, the Registrant and its subsidiaries, or any of the directors or officers of the Registrant or its subsidiaries, or associates of any such directors or officers prior to the Asset Acquisition.

The Registrant’s board of directors approved the Asset Acquisition and the Note after determining each was fair to and in the best interests of the Registrant.

The description of the terms of the Asset Acquisition set forth herein does not purport to be complete and is qualified in its entirety by reference to the terms of the Technology Assignment Agreement, which is filed as Exhibit 10.1 to this Current Report.

The description of the terms of the Note set forth herein does not purport to be complete and is qualified in its entirety by reference to the terms of the Technology Assignment Agreement, which is filed as Exhibit 10.2 to this Current Report.

This document is not intended to provide any other factual information about the Registrant. Such information can be found in other public filings the Registrant makes with the Securities and Exchange Commission (the “SEC”), which are available without charge at www.sec.gov.

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 18, 2014, the Subsidiary acquired a self-contained software program by the name of PEOBI that is designed for download to mobile devices and is intended to expedite the paperless exchange of business contacts. Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On September 29, 2014, the Registrant issued a press release advising that it acquired software and architecture for a mobile app that is intended to expedite the paperless exchange of business information. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Technology Assignment Agreement dated September 18, 2014, between Luke Kestle as Trustee for Luke Kestle Family Trust, and Roadships Acquistions Australia Pty Ltd.

10.2	Promissory Note dated September 29, 2014.

99.1	Press release of Roadships Holdings Inc., dated September 29, 2014.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADSHIPS HOLDINGS INC.

Date: September 29, 2014	By:	/s/ Micheal P. Nugent
Micheal P. Nugent
President & CEO